
                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                        MONTHLY PERIOD ENDING November 30, 2001
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 2001-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $100,178,642.64
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 10,699,873.58
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $    639,252.18
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    639,252.18
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 2001-A   Certificates                                                                $ 10,699,873.58
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 2001-A  Certificates                                                                 $100,178,642.64
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 2001-A -Certificates                                                          $          0.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $          0.00
                                                                                                        ---------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 64,000,000.00
                                                                                                        ---------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $  1,361,066.67
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     87,111.11
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    172,373.33
                                                                                                        ---------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $          0.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $          0.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $          0.00
                                                                                                        ---------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $  1,361,066.67
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     87,111.11
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    172,373.33
                                                                                                        ---------------

13.         To the knowledge of the undersigned, no Series 2001-A Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this
          Certificate  this  12th  day  of  December,  2001.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   Victoria  J.  Jahanbani
             -------------------------------
          Name:  Victoria  J.  Jahanbani
          Title:      Vice  President